Goodwill and Other Intangible Assets	12 Months Ended
Dec. 31, 2019
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Other Intangible Assets	Goodwill and Other Intangible Assets
At December 31, 2019, the Company had $525.8 million of goodwill on its consolidated balance sheet, all of which relates to the HPMC segment. Goodwill decreased $8.9 million in 2019 due to the allocation of $10.4 million to the sale of two non-core forging facilities (see Note 6), partially offset by a $1.5 million increase from the impact of foreign currency translation on goodwill denominated in functional currencies other than the U.S. dollar.
On July 12, 2018, the Company acquired the assets of Addaero for $10.0 million of cash consideration. Addaero is a metal alloy-based additive manufacturer for the aerospace & defense industries, located in New Britain, CT. This business is reported as part of the HPMC segment from the date of the acquisition. The purchase price allocation included a $2.0 million technology intangible asset and goodwill of $6.0 million, which is deductible for tax purposes. The final allocation of the purchase price was completed in the third quarter of 2018.
The Company performs its annual goodwill impairment evaluations in the fourth quarter of each year. For the Company’s annual goodwill impairment evaluation performed in the fourth quarter of 2019, quantitative goodwill assessments were performed for the two HPMC reporting units with goodwill. Both of these reporting units had fair values that were significantly in excess of carrying value, and as a result, no impairments were determined to exist from the annual goodwill impairment evaluation for the year ended December 31, 2019. In order to validate the reasonableness of the estimated fair values of the reporting units as of the valuation date, a reconciliation of the aggregate fair values of all reporting units to market capitalization was performed using a reasonable control premium.
During the third quarter of 2017, the Company performed an interim goodwill impairment analysis on ATI Cast Products, a titanium investment casting business, due to impairment indicators including lower actual results versus projections. This reporting unit had a fair value that exceeded carrying value by 12% according to the 2016 annual goodwill impairment evaluation. For the 2017 interim impairment analysis, fair value was determined by using a quantitative assessment using a discounted cash flow technique, which represents Level 3 unobservable information in the fair value hierarchy. As a result of the 2017 interim goodwill impairment evaluation, the Company determined that the fair value of the Cast Products business was significantly below the carrying value, including goodwill. This was primarily due to lower projected revenues, profitability and cash flows associated with revised expectations for the rate of operational improvement and profitability of this business based on current customer agreements. Consequently, during the third quarter of 2017, the Company recorded a $114.4 million pre-tax impairment charge to write-off all of the goodwill associated with ATI Cast Products, most of which was assigned from the Company’s 2011 Ladish acquisition that was not deductible for income tax purposes. This goodwill impairment charge was excluded from 2017 HPMC business segment results.
Accumulated goodwill impairment losses as of December 31, 2019, 2018 and 2017 were $241.0 million.
Other intangible assets, which are included in Other assets on the accompanying consolidated balance sheets as of December 31, 2019 and 2018 were as follows:

	December 31, 2019		December 31, 2018
(in millions)	Gross carrying amount	Accumulated amortization	Gross carrying amount	Accumulated amortization
Technology	$76.8	$(29.7)	$93.4	$(31.9)
Customer relationships	27.0	(9.3)	35.7	(10.6)
Trademarks	52.4	(20.9)	64.6	(21.5)
Total amortizable intangible assets	$156.2	$(59.9)	$193.7	$(64.0)

During 2019, total amortizable intangible assets net, decreased $23.8 million due to the sale of the Company’s Cast Products business. This decrease consists of the sale of $33.2 million gross intangible assets, net of $12.7 million accumulated amortization, associated with the divested business and the impairment of $4.3 million gross intangible assets, net of $1.0 million accumulated amortization, pertaining to the retained Salem, OR operations. See Note 6 for further information.
Amortization expense related to intangible assets was approximately $9.5 million for the year ended December 31, 2019 and approximately $10 million for the years ended December 31, 2018 and 2017. For each of the years ending December 31, 2020 through 2024, annual amortization expense is expected to be approximately $8 million.